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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D. C. 20549

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                                    FORM 8-K

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                 CURRENT REPORT UNDER SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                  For the three months ended December 31, 1998

                         Commission File Number 0-10683


                                 HYDROMER, INC.
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             (Exact name of registrant as specified in its charter)


      New Jersey                                                 22-2303576
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(State of incorporation)                                    (IRS Employer
                                                             Identification No.)

35 Industrial Pkwy, Somerville, New Jersey                       08876-3518
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 (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:            (908) 526-2828


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Item 5.
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On February 25th, Hydromer, Inc., signed agreements with CR Bard, Inc. for exclusive rights to new lubricious coating technologies. The terms include an equity investment of $880,000 for 220,000 shares of Hydromer's common stock at $4.00 per share.

Additionally, CR Bard, Inc. and Hydromer executed a license agreement and a license and supply agreement for exclusive rights to apply recently developed Hydromer (R) Stay-Wet(TM), Super-Slip(TM) and biostatic lubricious coating to intermittent urinary and foley catheters. The license agreement and license and supply agreement run until May 2005 with options to extend at the discretion of CR Bard, Inc. The terms of the agreement include annual minimum purchases. CR Bard, Inc. also has secured option rights on future Hydromer, Inc. coating developments useful for intermittent urinary and foley catheters as part of the transaction.


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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EXHIBIT

10.bq     License Agreement: To be filed by amendment

10.br     License and Supply Agreement: To be filed by amendment

10.bs     Stock Purchase Agreement: To be filed by amendment

10.bt     Registration Rights Agreement: To be filed by amendment


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: March 4, 1999                            HYDROMER, INC.

                                               /s/ KENNETH P. BRICE
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                                               Kenneth P. Brice
                                               Vice-President-Finance